Exhibit 32.1

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the report of Real Goods Solar, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, D. Thompson McCalmont, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     March 30, 2009

/s/ D. Thompson McCalmont
D. Thompson McCalmont
Chief Executive Officer